SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                        Form 8-K

                     CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  AUGUST 6, 1998
                                                        ---------------



                               JP REALTY, INC.
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

               MARYLAND              1-12560             87-0515088
------------------------------------------------------------------------------
     (State or Other Jurisdiction   (Commission         (IRS Employer
           of Incorporation)         File Number)       Identification Number)



               35 CENTURY PARK-WAY, SALT LAKE CITY, UTAH 84115
 -----------------------------------------------------------------------------
           (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code  (801) 486-3911

                                     N/A
------------------------------------------------------------------------------
         (Former Name of Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OF ASSETS

      On August 6, 1998, Price Spokane Limited Partnership acquired NorthTown Mall. Price Spokane Limited Partnership is owned 99% by Price Development Company, Limited Partnership (the "Operating Partnership") who is the limited partner and 1% by Price NT Corp. who is the general partner. Price NT Corp. is wholly owned by JP Realty, Inc. (the "Company"). NorthTown Mall is an enclosed regional mall containing 952,262 square feet of total gross leasable area ("Total GLA") located in Spokane Washington. The major anchor department stores at NorthTown Mall are: The Bon Marche, Sears, JC Penney, Mervyns and Emporium. At the time of its acquisition, NorthTown Mall was 95.4% occupied based on Total GLA and had 88.8% of its mall shops occupied. The purchase price paid for NorthTown Mall was $128,000,000 of which $84,500,000 was financed utilizing a first mortgage provided by Morgan Stanley and $43,500,000 was funded out of the Company's credit facilities with UBS AG and Bank One, Arizona, NA. The Company purchased the mall from Sabey Corporation, pursuant to a Real Estate Sales Agreement, the terms of which were determined through arms-length negotiations between the parties.

      The factors considered by the Company in determining the price to be paid for the mall included its historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and taxes on the mall and anticipated changes therein under Company ownership and expansion areas available, the physical condition and locations of the mall, the anticipated effect on the Company's financial results and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, and determined the price it was willing to pay primarily on the factors discussed above relating to the mall and its fit with the Company's operations.

      NorthTown Mall contains an aggregate of 952,262 square feet of Total GLA, of which 709,870 square feet is Company owned.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

FINANCIAL STATEMENTS

      The statements of revenues and certain expenses included in this report comprise the following:

      A statement of revenues and certain expenses for the year ended December 31, 1997 and unaudited comparative interim information for the six months ended June 30, 1998 and 1997 for NorthTown Mall.

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

      Unaudited pro forma financial information for JP Realty, Inc. is presented as follows:

      Condensed consolidated balance sheet as of June 30, 1998

      Condensed consolidated statement of operations for the six month period ended June 30, 1998 and for the year ended December 31, 1997

      Estimated twelve-month pro forma statement of taxable net operating income and operating funds available

EXHIBITS - (23.1) Consent of Independent Accountants

JP REALTY, INC.
INDEX TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

NORTHTOWN MALL
Report of Independent Accountants                                          F-2
 Historical Statement of Revenues and Certain Expenses for
  the Year Ended December 31, 1997                                         F-3
 Historical Statement of Revenues and Certain Expenses for
  the Six-Month Periods Ended June 30, 1998 and 1997 (unaudited)           F-4
 Notes to Historical Statements of Revenues and Certain Expenses           F-5


JP REALTY, INC.
Pro Forma - Unaudited:
 Condensed Consolidated Balance Sheet as of
   June 30, 1998                                                           F-6
 Condensed Consolidated Statement of Operations for the Six-
   Month Period Ended June 30, 1998 and for the Year
   Ended December 31, 1997                                                 F-8
 Estimated Twelve-Month Pro Forma Statement of Taxable
   Net Operating Income and Operating Funds Available                     F-13

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------

To the Board of Directors and Shareholders of JP Realty, Inc.

      We have audited the accompanying Historical Statement of Revenues and Certain Expenses of NorthTown Mall for the year ended December 31, 1997 ("Historical Statement"). This Historical Statement is the responsibility of management. Our responsibility is to express an opinion on this Historical Statement based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Statement. We believe that our audit provides a reasonable basis for our opinion.

      The accompanying Historical Statement was prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of JP Realty, Inc.) and is not intended to be a complete presentation of the revenues and expenses of NorthTown Mall.

      In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain expenses of NorthTown Mall, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



/s/ PricewaterhouseCoopers LLP
--------------------------
PRICEWATERHOUSECOOPERS LLP
Salt Lake City, Utah
August 11, 1998

JP REALTY, INC.
NORTHTOWN MALL
HISTORICAL STATEMENT OF REVENUES AND CERTAIN EXPENSES
------------------------------------------------------------------------------



                                                              FOR THE YEAR ENDED
                                                              DECEMBER  31, 1997
                                                              ------------------
Revenues:
   Minimum Rents                                                $     10,005,270
   Percentage and Overage Rents                                          823,867
   Recoveries from Tenants                                             3,986,940
                                                                ----------------
                                                                      14,816,077
                                                                ----------------
Certain Expenses:
   Operating and Maintenance                                           2,708,146
   Real Estate Taxes                                                   1,552,944
                                                                ----------------
                                                                       4,261,090
                                                                ----------------
Revenue in Excess of Certain Expenses                           $     10,554,987
                                                                ================


See accompanying Notes to Historical Statements of Revenues and Certain Expenses

JP REALTY, INC.
NORTHTOWN MALL
HISTORICAL STATEMENT OF REVENUES AND CERTAIN EXPENSES
------------------------------------------------------------------------------



                                           FOR THE SIX-MONTH PERIOD ENDED
                                         ---------------------------------
                                         June 30, 1998       June 30, 1997
                                          (UNAUDITED)         (UNAUDITED)
                                         -------------       -------------
Revenues:
   Minimum Rents                          $ 4,946,346         $ 4,826,298
   Percentage and Overage Rents               194,532             437,297
   Recoveries From Tenants                  1,986,489           2,075,171
                                          -----------         -----------
                                            7,127,367           7,338,766
                                          -----------         -----------
Certain Expenses:
   Operating and Maintenance                1,258,281            1,202,052
   Real Estate Taxes                          721,730              925,385
                                          -----------         ------------
                                            1,980,011            2,127,437
                                          -----------         ------------
Revenues in Excess of Certain Expenses    $ 5,147,356         $  5,211,329
                                          ===========         ============

See accompanying Notes to Historical Statements of Revenues and Certain Expenses

JP REALTY, INC.
NORTHTOWN MALL
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
------------------------------------------------------------------------------

1.    OPERATION OF PROPERTY

      The accompanying historical statement of revenues and certain expenses relate to the operations of NorthTown Mall (the "Property") located in Spokane, Washington. NorthTown Mall was acquired by the Company on August 6, 1998.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      The accompanying historical statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

      The accompanying financial statements are not representative of the actual operations for the periods presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenues excluded consist of revenue unrelated to the continuing operations of the Property. Expenses excluded consist of interest, depreciation of the building and improvements, amortization of deferred costs, and other general and administrative costs not directly related to the future operations of the Property.

      USE OF ESTIMATES

      The preparation of these statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

      INCOME RECOGNITION

      Minimum rents are recognized using the straight-line basis. Through March 31, 1998, percentage rent revenues were recognized on an accrual basis based on annual amounts.

      Effective April 1, 1998, the Company has prospectively adopted the provisions of Issue No. 98-9 ("EITF 98-9") Accounting For Contingent Rent in Interim Financial Periods, which was issued on May 21, 1998 by the Financial Accounting Standards Board Emerging Issues Task Force, which significantly changes the Company's recognition of percentage and overage rents revenue in interim periods. Prior to the adoption of EITF 98-9, the Company recognized percentage and overage rents revenue monthly on an accrual basis based on estimated annual amounts. Under the provisions of EITF 98-9 percentage and overage rents revenue is recognized in the interim periods in which the specified target that triggers the contingent rental income is achieved.

      The Company has presented NorthTown Mall's Statements of Revenues and Certain Expenses consistent with the Company's treatment of percentage and overage rents.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1998


      UNAUDITED FINANCIAL INFORMATION

      The interim financial data for the six month periods ended June 30, 1998 and 1997 is unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

      The following unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the NorthTown Mall on August 6, 1998 had occurred as of June 30, 1998. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the JP Realty, Inc. Forms 10-K and 10-Q for the year ended December 31, 1997 and the six month period ended June 30, 1998.

      The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at June 30, 1998, nor does it purport to represent the future financial position of the Company.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1998                                           (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

(UNAUDITED)

                                     COMPANY          PRO FORMA             COMPANY
                                   HISTORICAL        ADJUSTMENTS (A)       PRO FORMA
                                 --------------      --------------     --------------
ASSETS

Net Real Estate Assets           $      546,806      $      128,000       $     674,806
Other Assets                             21,832                 530              22,362
                                 --------------      --------------       -------------
                                 $      568,638      $      128,530       $     697,168
                                 ==============      ==============       =============


LIABILITIES AND SHAREHOLDERS' EQUITY

Borrowings                       $      297,103      $     128,000       $     425,103
Other Liabilities                        32,250                530              32,780
                                 --------------      -------------       -------------
                                        329,353            128,530             457,883
                                 --------------      -------------       -------------
Minority Interests                       34,130                 --              34,130
                                 --------------      -------------       -------------

Shareholders' Equity

  Common Stock                                2                 --                   2
  Additional Paid-in Capital            232,650                 --             232,650
  Accumulated Dividends in
  Excess of Net Income                  (27,497)                --             (27,497)
                                 --------------     --------------       -------------
                                        205,155                 --             205,155
                                 --------------     --------------       -------------
                                 $      568,638     $      128,530       $     697,168
                                 ==============     ==============       =============

(A) Reflects the purchase of NorthTown Mall acquired on August 6, 1998 as if the acquisition had occurred as of June 30, 1998.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998
AND FOR THE YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------

(UNAUDITED)

      On January 28, 1997, the Company sold 1,500,000 shares of common stock in an underwritten public offering at an offering price of $27.125 per share. Net proceeds to the Company totaled $38,600,000 and were used to purchase additional interests in Price Development Company, Limited Partnership (the "Operating Partnership"). The Operating Partnership used the proceeds to reduce borrowings outstanding under the $50,000,000 credit facility. On June 1, 1997, the Operating Partnership acquired the remaining 70 percent interest in Silver Lake Mall through the issuance of 72,000 Operating Partnership Units ("OP Units") valued at $1,863,000 and the assumption of debt totaling $24,755,000. On June 30, 1997, the Operating Partnership acquired Visalia Mall for $38,000,000, utilizing $37,000,000 in borrowings under an existing credit facility and $593,000 in cash and $407,000 was paid in the form of property in a 1031 tax free exchange. On December 30, 1997, the Operating Partnership acquired the Salem Center for $32,500,000, utilizing borrowings from the Operating Partnership's $200,000,000 unsecured credit facility. On August 6, 1998 Price Spokane Limited Partnership acquired NorthTown Mall. Price Spokane Limited Partnership is owned 99% by the Operating Partnership who is the Limited Partner and 1% by Price NT Corp. who is the General Partner and is wholly owned by the Company. NorthTown Mall was acquired for $128,000,000 utilizing financing of $84,500,000 from a first mortgage loan provided by Morgan Stanley Mortgage Capital, Inc. and $43,500,000 from borrowings from the Operating Partnership's unsecured credit facilities. The unaudited pro forma condensed statement of operations for the six month period ended June 30, 1998 is presented as if acquisition of the Property purchased on August 6, 1998 had occurred on January 1, 1997. The unaudited proforma condensed statement of operations for the year ended December 31, 1997, is presented as if the public offering of common stock, the acquisition of the properties purchased on June 1, 1997, June 30, 1997, December 30, 1997 and August 6, 1998 had occurred on January 1, 1997.

      Pro forma information is based upon the historical consolidated results of operations of the Company for the six month period ended June 30, 1998 and for the year ended December 31, 1997, giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the JP Realty, Inc. Forms 10-K and 10-Q for the year ended December 31, 1997 and the six month period ended June 30, 1998.

      The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998  (IN THOUSANDS, EXCEPT PER SHARE
DATA)
--------------------------------------------------------------------------------
(UNAUDITED)




                                     COMPANY            ACQUIRED            COMPANY
                                   HISTORICAL(A)        PROPERTY           PRO FORMA
                                  --------------     ---------------     -------------
Revenues:
Minimum Rents                     $      36,077      $       4,946(B)     $     41,023
Percentage and Overage Rents              1,185                195(B)            1,380
Recoveries from Tenants                  10,133              1,986(B)           12,119
Interest and Other Income                   391                 --                 391
                                  -------------      -------------       -------------
                                         47,786              7,127              54,913

Expenses:
Operating Expenses Before
 Depreciation,
 Amortization and Interest              16,135               1,980(B)           18,115
Interest                                 7,796               4,221(C)           12,017
Depreciation and Amortization            8,650               1,541(D)           10,191
                                 -------------      --------------       -------------
    Net Operating Income (Loss)         15,205                (615)             14,590


Minority Interests in
 Income of Consolidated

 Partnerships                             (137)                 --                (137)
                                 -------------       -------------      --------------
Income (Loss) Before Minority
 Interests of Operating
 Partnership Unitholders                 15,068               (615)             14,453

Minority Interests of
 Operating Partnership
 Unitholders                             (2,594)               104              (2,490)
                                 --------------      -------------      --------------
Net Income (Loss)                        12,474               (511)     $       11,963
                                 ==============      =============      ==============
Per Share Amounts - Net Income:

  Basic                           $         .71                         $          .68
                                  =============                         ==============
  Diluted                         $         .70                         $          .67
                                  =============                         ==============
Weighted Average Shares
 Outstanding:

  Basic                                  17,615                                 17,615
                                  =============                         ==============
  Diluted                                17,743                                 17,743(E)
                                  =============                         ==============


JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1998            (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

(UNAUDITED)

(A) Reflects the JP Realty, Inc. historical consolidated statement of operations for the period January 1, 1998 to June 30, 1998.

(B) Reflects historical revenues and certain expenses of the Property acquired on August 6, 1998 for the six months ended June 30, 1998.

(C) Reflects interest expense on $43,500 outstanding under the revolving credit facilities, drawn for purposes of the acquisition of the Property, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $84,500 of new first mortgage debt at a 6.68% fixed rate. A change in the interest rate of 1/8% on the revolving credit facilities used to finance the acquisition of the property would result in approximately $27 interest expense increase or decrease for the six months ended June 30, 1998.

(D) Reflects depreciation on approximately $121,000 of the purchase price allocated to buildings, over a 40-year useful life and amortization on loan fees of $530 over a 10 year life.

(E) Based upon 17,543,000 shares of Diluted Common Stock and 200,000 shares of Price Group stock outstanding. The number of shares assumed to be outstanding include 128,000 shares from dilutive stock options. Earnings per share will be unaffected by partners who elect to exchange Operating Partnership units in the Operating Partnership on a one-for-one basis for common stock of the Company, as holders of such units and stockholders effectively share equally in the net income of the Operating Partnership.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE
DATA)
-------------------------------------------------------------------------------

(UNAUDITED)

                                                                 Acquired
                                                              Properties and
                                                  Company      Common Stock        Company
                                               Historical(A)    Offering(B)       Pro Forma
                                               -------------   ------------     -------------
Revenues:
 Minimum Rents                                $       59,624   $     16,527     $      76,151
 Percentage and Overage Rents                          3,896          1,096             4,992
 Recoveries from Tenants                              18,199          6,926            25,125
 Interest and Other Income                             1,254           (104)(C)         1,150
                                              --------------   ------------      ------------
                                                      82,973         24,445           107,418
Expenses:
 Operating Expenses Before
 Depreciation, Amortization and Interest              27,434          7,943            35,377
 Interest                                              9,066         12,546            21,612
 Depreciation and Amortization                        13,410          4,467            17,877
                                              --------------   ------------      ------------
   Net Operating Income (Loss)                        33,063           (511)           32,552

 Minority Interests in Income
  of Consolidated Partnerships                          (273)            --              (273)
 Gain on Sale of Real Estate                             339             --               339
                                              --------------   ------------      ------------
 Income (Loss) Before Minority
  Interests of Operating Partnership
  Unitholders                                         33,129           (511)           32,618

 Minority Interests of
  Operating Partnership Unitholders                   (5,675)            35            (5,640)
                                              --------------   ------------      ------------
 Income (Loss) Before Extraordinary Item              27,454           (476)           26,978

Per Share Amounts - Income
 Before Extraordinary Item:

  Basic                                       $         1.57                    $        1.53
                                              ==============                    =============

  Diluted                                     $         1.56                    $        1.52
                                              ==============                    =============
Basic Weighted Average Shares Outstanding:

  Basic                                               17,471                           17,586
                                              ==============                    =============
  Diluted                                             17,637                           17,752(D)
                                              ==============                    =============


JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997                    (DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------

(UNAUDITED)

(A) Reflects the JP Realty, Inc. historical consolidated statement of operations for the year ended December 31, 1997.

(B) Reflects revenues and certain expenses of the properties acquired on June 1, June 30, December 30, 1997 and August 6, 1998 for the year December 31, 1997 and the common stock offering on January 28, 1997, as if consummated on January 1, 1997 as follows:


                          Silver Lake   Visalia     Salem     NorthTown  Common Stock
                             Mall        Mall        Mall        Mall      Offering      Total
                          ----------   ---------   ---------  ----------  ----------  ---------
Minimum Rents             $    1,058   $   2,164   $   3,300  $   10,005  $      --   $  16,527
Percentage and
 Overage Rents                    37          27         208         824         --       1,096
Recoveries from Tenants          410       1,034       1,495       3,987         --       6,926
Operating Expenses               441       1,277       1,964       4,261         --       7,943
Interest (1)                     732       1,339       2,353       8,444       (322)     12,546
Depreciation and
 amortization(2)                 219         398         770       3,080         --       4,467


       (1) Reflects the adjustment to record interest expense on $122,000 outstanding under the revolving credit facilities, drawn for purposes of the acquisitions, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $12,997 of assumed debt at a 8.5% fixed rate, and interest on $84,500 of new first mortgage debt at a 6.68% fixed rate. A change in the interest rate of 1/8% on the revolving credit facilities used to finance the acquisition of the properties would result in $153 interest expense increase or decrease.

             Interest expense is reduced by using the $38,600 in net proceeds from the January 28, 1997 common stock offering. The proceeds were used to retire borrowings outstanding on the Operating Partnership's credit facilities.

       (2) Reflects the adjustment to record depreciation on approximately $205,000 of the purchase price allocated to buildings, over a 40-year useful life and amortization based on loan fees of $530 over a 10 year life.

(C) Adjustment reflects a reduction in outside management fees for the Operating Partnership received for management services provided to Silver Lake Mall prior to the acquisition.

(D) Based upon 17,552,000 shares of Common Stock and 200,000 shares of Price Group stock outstanding. The number of shares assumed to be outstanding include the 1,500,000 shares sold in the January 28, 1997 offering and 166,000 shares from dilutive stock options. Earnings per share will be unaffected by partners who elect to exchange Operating Partnership units in the Operating Partnership on a one-for-one basis for common stock of the Company, as holders of such units and stockholders effectively share equally in the net income of the Operating Partnership.

JP REALTY INC.
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE (DOLLARS IN
THOUSANDS)
------------------------------------------------------------------------------

(Unaudited)

The following unaudited statement is a pro forma estimate of taxable net operating income and operating funds available of the Company for a twelve-month period. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended December 31, 1997 adjusted for the effects of the Company's acquisition of the properties purchased on June 1, 1997, June 30, 1997, December 30, 1997 and August 6, 1998. This statement does not purport to forecast actual taxable net operating income and operating funds available for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Company and (ii) the pro forma condensed financial statements of the Company.

ESTIMATE OF TAXABLE NET OPERATING INCOME:

Company historical income before minority
 interests of Operating Partnership Unitholders,
 exclusive of depreciation and amortization (Note 1)              $ 46,539

Properties acquired on June 1, 1997, June 30, 1997,
 December 30, 1997 and August 6, 1998 -
 Pro Forma loss before minority interests of
 Operating Partnership Unitholders, exclusive of
 depreciation and amortization (Note 2)                              3,956

Estimated tax depreciation and amortization (Note 3):
  1997 tax depreciation and amortization                           (14,952)
  Pro forma tax depreciation for property
   acquired during 1998                                             (1,514)
                                                                  --------
                                                                   (16,466)
                                                                  --------
Pro forma taxable net operating income
 before allocation to minority
 interest and dividends deduction                                   34,029
Estimated allocation to minority interest (Note 4)                  (5,884)
Estimated dividends deduction (Note 5)                             (31,243)
                                                                  --------
                                                                  $ (3,098)
                                                                  ========
Estimated pro forma taxable net operating income                  $     --
                                                                  ========

ESTIMATE OF OPERATING FUNDS AVAILABLE:
Pro forma taxable net operating income
 before allocation to minority
 interest and dividends deduction                                 $  34,029
Add pro forma tax depreciation and amortization                      16,466
                                                                  ---------

Estimated pro forma operating funds available (Note 6)            $  50,495
                                                                  =========

JP REALTY INC.
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE


(Unaudited)

Note 1 - The historical income before minority interests of Operating Partnership unitholders, exclusive of depreciation and amortization represents the Company's income before minority interests of Operating Partnership unitholders, exclusive of depreciation and amortization for the twelve months ended December 31, 1997 as reflected in the Company's historical financial statements.

Note 2 - The Pro forma loss before minority interests of Operating Partnership unitholders, exclusive of depreciation and amortization for the properties acquired on June 1, 1997, June 30, 1997, December 30, 1997 and August 6, 1998 represents the loss before minority interests of Operating Partnership unitholders, exclusive of depreciation and amortization as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1997 included elsewhere herein.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the Property. The costs are generally depreciated on a straight-line method over a 40-year life.

Note 4 - Estimated allocation of taxable net operating income to minority interests is based on a 17.29 percent minority interest in the operating partnership.

Note 5 - Estimated dividends deduction is based on 17,751,611 pro forma shares outstanding at the historical 1997 dividend rate of $1.76 per share.

Note 6 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                  SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934, the
Registrant  has  duly caused this report to be signed on   its  behalf  by  the
undersigned hereunto duly authorized.



                                       JP REALTY, INC.




              August 17, 1998          /s/ G. Rex Frazier
Date          -----------------        ----------------------------
                                       G. REX FRAZIER
                                       PRESIDENT, CHIEF OPERATING OFFICER,
                                       AND DIRECTOR

                                 EXHIBIT 23.1





                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-93752, No. 333-3624, No. 333-34835 and No. 333-34835-01) and in the Prospectus
constituting part of the Registration Statement on Form S-8 (No. 333-3550) of JP Realty, Inc. of our report dated August 11, 1998 relating to the historical statements of revenues and certain expenses of NorthTown Mall for the year ended December 31, 1997, which appears in the Current Report on Form 8-K of JP Realty, Inc. dated August 11, 1998




/s/ PricewaterhouseCoopers LLP
---------------------------
PRICEWATERHOUSECOOPERS LLP
Salt Lake City, Utah
August 17, 1998